UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Michael F. Balboa

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	1-800-453-4392

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

FAM FUNDS

Managed by
FENIMORE ASSET MANAGEMENT

ANNUAL REPORT
December 31, 2023

VALUE FUND
Investor Share Class and Institutional Share Class

DIVIDEND FOCUS FUND
Investor Share Class

SMALL CAP FUND
Investor Share Class and Institutional Share Class

TABLE OF CONTENTS

FAM VALUE FUND
Letter to Shareholders	1
Portfolio Data	8
Schedule of Investments	9
FAM DIVIDEND FOCUS FUND
Letter to Shareholders	11
Portfolio Data	18
Schedule of Investments	19
FAM SMALL CAP FUND
Letter to Shareholders	21
Portfolio Data	28
Schedule of Investments	29
Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets	33
Notes to Financial Statements	36
Expense Data	50
Information About Trustees and Officers	52
Supplemental Information	54
Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds	55
Privacy Policy	59

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

FAM VALUE FUND (Unaudited)

December 31, 2023

Dear Fellow FAM Value Fund Shareholder,

If you survey all the 2023 U.S. economic retrospectives, chances are you will encounter a number of quotes about the futility of trying to predict the stock market — and for good reason. Few predicted the economic strength and bull market we experienced last year. Entering the year, debate centered on whether the Federal Reserve engineered economic slowdown to cool inflation would lead to a “hard” or “soft” landing, yet we exited the year at cruising altitude with near record low unemployment and impressive GDP (gross domestic product) growth. Furthermore, the median prediction by 20 Wall Street firms was that the S&P 500 Index would return 4.5% in 2023, and yet it finished over 26% and near all-time highs.1 All this despite an unexpectedly moribund Chinese economic recovery, the sudden failure of three U.S. banks, and the outbreak of war in the Mideast.

Within this context, the Value Fund registered strong absolute performance of 16.09%, in our opinion, but lagged our benchmark, the Russell Midcap Index,† which returned 17.23%.2 As we have said in the past, we typically outperform broad indices — including our benchmark — in down years and underperform in strong markets such as the past year.

It is often as difficult to explain market behavior as it is to predict it. Among the many factors that surprised pundits in 2023 were avoidance of a recession, slower inflation, and (relatedly) expectations of lower interest rates. The sudden emergence of generative artificial intelligence (AI) also contributed, especially as hope and hype drove the stocks of the largest technology companies, warranted or not.

Throughout the year, we engaged in hundreds of calls and meetings with the management teams of our holdings to discuss these issues, and more. We talked about changes in customer demand, what they are seeing — and expect to see — on the inflation front, how interest rate changes will affect their earnings power, and how they intend to improve that earnings power using AI. These discussions are a bedrock to our business-like approach to investing because we seek to own a few great, well-run businesses rather than owning the stock market. These discussions with management are just a part of a process designed to help us reduce the uncertainty and surprises that plague those who focus on markets.

Portfolio Activity

Similar to last year, we were more active than usual in 2023 as the relatively volatile market gave us several opportunities to make what we deemed to be value-enhancing alterations to the fund. We initiated three new positions, sold six holdings, and added to or trimmed a myriad of positions.

Purchases

The three new companies we invested in were Waters (WAT), McCormick & Co. (MKC), and ExlService Holdings (EXLS).

●	Waters: Waters is a leading manufacturer of life science instruments and related equipment. Their liquid chromatography, mass spectrometry, and thermal analyzer instruments can be found in leading laboratories throughout the world and are used in everything from the discovery of new drugs to ensuring the safety of the food you eat. Some investors might recognize this name as we first bought it in 2011. We exited our original position in 2020 for several reasons, including lost confidence in the management team. Soon after, they hired a new CEO who, we feel, understands how to grow this high-quality business. We were able to reestablish a position because Waters, and its life sciences peers, are facing slowing sales in China and restrained demand by their biotech and pharmaceutical customers in the U.S. We believe both dynamics are transitory and will continue to build the position as opportunities arise.

[1]	FactSet as of 12/31/2023

[2]	FactSet as of 12/31/2023

FAM VALUE FUND (Unaudited)

●	McCormick: McCormick is a leading supplier of spices and condiments to consumers and institutional food services. Their red caps are familiar sights in grocery spice aisles. Other brands include French’s mustard, Frank’s Red Hot, Cholula, and Old Bay, all of which are number one in their respective categories. McCormick’s leadership has translated into impressive profitability and steady growth. We were able to initiate a position at what we feel should prove to be attractive prices as the company faced challenges with sales in China.

●	ExlService Holdings: ExlService is a business process outsourcing company (BPO). Historically, BPOs focused on taking over non-core activities from a company and managing them overseas. While this is still part of ExlService’s offering, they now perform much higher-value services like data collection, standardization, and analysis as well as business process improvement. EXLS specializes in the insurance, finance, and healthcare industries where demand for their outsource expertise is large and growing. EXLS sold off during the year, partially due to fear of competition from generative AI. We take the contrary view — we expect that EXLS will actually benefit from AI.

We refer you to the 2023 Semi-Annual Report in which we discuss the positions added in the first half of 2023: Amphenol (APH), Fortune Brands Holding (FBIN), Microchip (MCHP), Pinnacle Financial Partners (PNFP), and T. Rowe Price (TROW). In the second half of the year, we added to Progressive (PGR).

Sales

Our full sales during the first half of year were Black Knight (BKI), M&T Bank (MTB), and MasterBrand (MBC). Please refer to the Semi-Annual Report for our discussion on those sales.

During the second half of 2023, we sold all our shares of Air Products and Chemicals (APD), Avery Denison (AVY), and Fidelity Information Services (FIS). We sold Air Products and Chemicals because they are pivoting from their core business of supplying bottled and onsite industrial gases to becoming a large-scale producer of environmentally friendly hydrogen. Though we like the transition in concept, it comes with significant financial and operational risk in our opinion. We may own APD again if their new business model is proven durable and profitable. We sold Fidelity Information Services after a series of earnings disappointments and questionable management decisions which resulted in the firm (partially) undoing their value-destroying 2019 acquisition of Worldpay. We sold Avery Dennison to make room for the purchase of EXLS. Avery is a fine company in our view that we may own again.

As a reminder, most of our full sales fall into five categories:

1.	We made a mistake on the business, including misreading the competitive dynamics.

2.	We changed our view on the company due to management’s actions or inactions (e.g., a large acquisition in a different industry).

3.	We put the capital into an enterprise we feel has better return prospects.

4.	The price gets so high relative to our estimate of value that we think future returns are likely to be disappointing.

5.	The shares originated from, or are involved in, a special situation such as a spinoff or pending acquisition.

Our sale of Fidelity Information Services falls into category 1; APD in category 2; and AVY in category 3.

Positions trimmed throughout the year include Berkshire Hathaway (BRK.A), Brown and Brown (BRO), CarMax (KMX), EOG Resources (EOG), Illinois Tool Works (ITW), and T. Rowe Price.

[3]	FactSet as of 12/31/2022

FAM VALUE FUND (Unaudited)

Closing

We prepare for markets rather than predict them. Developing a deep understanding of businesses and a good sense of their worth allows us to welcome market volatility rather than fear it. Sometimes, that means moving on to what we think are better opportunities — as we did several times this year. Other times, it means buying more shares in the face of market panic. We believe that having a long-term perspective, knowing what you own, and investing in high-quality, well-run businesses is the best way to preserve and grow wealth.

Thank you for your trust in us.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2022 to 12/31/2023

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Brown & Brown	7.38%	2.06%
CDW Corp.	7.57%	1.98%
Ross Stores	6.42%	1.39%
Vulcan Materials Co.	4.12%	1.30%
Booking Holdings	2.20%	1.29%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock perfor-mance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Dollar General Corp.	1.77%	-1.29%
Air Products and Chemicals	3.34%	-0.40%
IDEX Corp.	6.42%	-0.39%
Fidelity National Information Services	1.01%	-0.28%
Black Knight	0.29%	-0.08%

Past performance does not indicate future results.

John D. Fox, CFA	Drew P. Wilson, CFA	Marc D. Roberts, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM VALUE FUND (Unaudited)

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM VALUE FUND (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2023

% of
FAM Value Fund	Net Assets
CDW Corporation	7.9%
Ross Stores, Inc.	7.0%
Brown & Brown, Inc.	6.4%
IDEX Corporation	5.8%
Markel Group, Inc.	4.8%
Vulcan Materials Company	4.2%
Brookfield Corporation - Class A	4.0%
Illinois Tool Works, Inc.	4.0%
Stryker Corporation	3.9%
Graco, Inc.	3.6%
Total Net Assets	$1,601,821,268

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS

AS OF 12/31/2023

						Total Fund
					Since	Operating
	1 Year	3 Year	5 Year	10 Year	Inception	Expenses
FAM Value Fund						1.17% (gross)
Investor Class	16.09%	7.79%	11.76%	9.45%	10.31%	1.18%* (net)
Russell Midcap Index	17.23%	5.92%	12.68%	9.42%	11.26%	N/A
S&P 500 Index	26.29%	10.00%	15.69%	12.03%	10.77%	N/A

The performance data quoted represents past performance.

PERFORMANCE DISCLOSURES

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset. com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

IMPORTANT RISK INFORMATION

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

FAM VALUE FUND (Unaudited)

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*FAM Value Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.18% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 0.99% after fee waivers of (0.15)% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders, and fee waivers, the total annual operating expense as reported in the FAM Value Fund’s audited financial statements for the Investor Class is 1.18% after a 0.01% recoupment and the Institutional Class is 0.99% after a few waiver of (0.15%) as of December 31, 2023. The Advisor has contractually agreed, May 1, 2024, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to cap Net Fund Operating Expenses for Investor Shares at 1.18% and Institutional Shares at 0.99%.

Institutional Class shares became available for sale on January 1, 2017. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the Fund’s Investor Class’ actual expenses), without adjustment. The performance results shown on this and the next page for the periods prior to January 1, 2017, the date of commencement of operations for Institutional Shares, are for the Investor Shares, which are subject to higher fees due to differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares may be lower than the returns of the Institutional Shares.

†The Russell Midcap is an unmanaged index that measures the performance of a mid-cap segment of the U.S. equity universe. This benchmark is used for comparative purposes only and very generally reflects the risk or investment style of the investments reported.

FAM VALUE FUND (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the Investor Shares of the FAM Value Fund since inception on January 2, 1987, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE
FUND - INVESTOR SHARES, THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM VALUE FUND — Portfolio Data

December 31, 2023 (Unaudited)

COMPOSITION OF NET ASSETS
Insurance	14.6%
Electronic Equipment, Instruments & Components	14.5%
Machinery	13.4%
Specialty Retail	11.7%
Capital Markets	6.5%
Semiconductors & Semiconductor Equipment	4.9%
Construction Materials	4.2%
Banks	4.0%
Health Care Equipment & Supplies	3.9%
Money Market Funds	3.7%
Trading Companies & Distributors	3.2%
Diversified Financial Services	2.9%
Life Sciences Tools & Services	2.9%
Hotels, Restaurants & Leisure	2.5%
Professional Services	2.1%
Oil, Gas & Consumable Fuels	1.8%
Multi-Line Retail	1.2%
Building Products	1.1%
Food Products	0.9%
Other	0.0%(a)

(a)	Percentage rounds to less than 0.01%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM VALUE FUND — Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS — 96.3%
Banks — 4.0%
Pinnacle Financial Partners, Inc.	386,527	$33,712,885
SouthState Corporation	364,610	30,791,314
		64,504,199
Building Products — 1.1%
Fortune Brands Innovations, Inc.	226,732	17,263,375
Capital Markets — 6.5%
Brookfield Asset Management Ltd. - Class A	397,940	15,985,250
Brookfield Corporation - Class A	1,591,760	63,861,411
T. Rowe Price Group, Inc.	229,320	24,695,471
		104,542,132
Construction Materials — 4.2%
Vulcan Materials Company	297,930	67,633,089
Diversified Financial Services — 2.9%
Berkshire Hathaway, Inc. - Class A (a)	86	46,665,753
Electronic Equipment, Instruments & Components — 14.5%
Amphenol Corporation - Class A	573,240	56,825,281
CDW Corporation	558,200	126,890,024
Zebra Technologies Corporation - Class A (a)	179,460	49,051,802
		232,767,107
Food Products — 0.9%
McCormick & Company, Inc.	215,300	14,730,826
Health Care Equipment & Supplies — 3.9%
Stryker Corporation	208,000	62,287,680
Hotels, Restaurants & Leisure — 2.5%
Booking Holdings, Inc. (a)	11,350	40,260,947
Insurance — 14.6%
Brown & Brown, Inc.	1,441,492	102,504,496
Markel Group, Inc. (a)	53,850	76,461,615
Progressive Corporation (The)	340,000	54,155,200
		233,121,311
Life Sciences Tools & Services — 2.9%
Waters Corporation (a)	138,700	45,664,201
Machinery — 13.4%
Graco, Inc.	670,180	58,144,817
IDEX Corporation	431,530	93,689,478
Illinois Tool Works, Inc.	242,560	63,536,167
		215,370,462
Multi—Line Retail — 1.2%
Dollar General Corporation	146,300	19,889,485
Oil, Gas & Consumable Fuels — 1.8%
EOG Resources, Inc.	233,500	28,241,825

See Notes to Financial Statements

FAM VALUE FUND — Schedule of Investments Continued
December 31, 2023

	Shares	Value
COMMON STOCKS — 96.3% (Continued)
Professional Services — 2.1%
ExlService Holdings, Inc. (a)	1,072,900	$33,098,965
Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	279,510	55,499,505
Microchip Technology, Inc.	258,860	23,343,995
		78,843,500
Specialty Retail — 11.7%
AutoZone, Inc. (a)	18,265	47,226,167
CarMax, Inc. (a)	373,296	28,646,735
Ross Stores, Inc.	810,688	112,191,112
		188,064,014
Trading Companies & Distributors — 3.2%
Fastenal Company	780,900	50,578,893
Total Common Stocks (Cost $516,344,348)		$1,543,527,764

MONEY MARKET FUNDS — 3.7%
Invesco Treasury Portfolio - Institutional Class, 5.27% (b) (Cost $59,038,565)	59,038,565	$59,038,565

Total Investments at Value — 100.0% (Cost $575,382,913)		$1,602,566,329

Liabilities in Excess of Other Assets — (0.0%) (c)		(745,061)

Net Assets — 100.0%		$1,601,821,268

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

(c)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND (Unaudited)

December 31, 2023

Dear Fellow FAM Dividend Focus Fund Shareholder,

2023 Highlights

●	FAM Dividend Focus Fund posted a return of 19.70% for 2023, besting the Russell Midcap Index† by 247 basis points.[1]

●	Portfolio companies increased their cash dividends paid to shareholders by 9.5% for the year.[2]

As we conclude 2023, we are pleased to provide an update on the performance and strategic direction of our portfolio. Looking ahead, 2024 marks a significant milestone for Fenimore Asset Management as we celebrate our 50th Anniversary. This anniversary is not just a testament to our longevity, but also to the consistent value we have tried to deliver to our investors over the decades.

Performance Overview

It was a very positive year for the stock market and investors in the FAM Dividend Focus Fund in our opinion. Despite the turbulent start to the year with lingering uncertainties from high inflation, rising interest rates, and three large bank failures — and then the market dominance of Artificial Intelligence (AI) — we navigated these waters with resilience.

The Dividend Focus Fund achieved strong performance, in our view, with a return of 19.70%. This surpassed our benchmark, the Russell Midcap Index, which posted a return of 17.23%.3 The outperformance demonstrates our strategic approach of investing in what we believe are high- quality businesses that pay growing dividends over time and letting these companies compound. This approach has stood the test of time and has allowed the portfolio to outperform the benchmark over the last three, five, and 10 years. This performance has earned the fund a 5-Star Overall Morningstar Rating™ and puts the portfolio in the top quartile of its Morningstar category over each of those time periods.*

Dividends

The Dividend Focus Fund’s primary strategy is investing in businesses that pay growing dividends over time. While the dividend modestly contributes to total return, a growing dividend serves as an effective investment filter for a number of reasons. First, a growing dividend typically signals that the enterprise generates more cash than it needs for reinvestment. Second, a commitment to a sound dividend growth policy is a powerful signal from management about the stability of the company’s cash generation and its future growth prospects. Lastly, this strategy enforces discipline in capital allocation decisions, requiring a balance between reinvestment and paying a growing dividend.

[1,2,3]	FactSet as of 12/31/2023

*	The Morningstar Rating™ is a quantitative assessment of a fund’s past performance — both return and risk — as measured from 1 to 5 stars. It uses focused comparison groups to better measure fund manager skill. The Morningstar Rating™ is intended for use as the first step in the fund evaluation process. A high rating alone is not a sufficient basis for investment decisions.

The Morningstar Rating™ for funds, or “star rating,” is calculated for funds with at least a three-year history. (Exchange traded funds and open-end mutual funds are considered a single population for comparative purposes.) It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly excess performance (excluding the effect of sales charges, if any), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each fund category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

The FAM Dividend Focus Fund received a 5-Star Overall Morningstar Rating™ as well as a 5-Star Morningstar Rating™ for the 3-Year, a 5-Star Morningstar Rating™ for the 5-Year, and a 5-Star Morningstar Rating™ for the 10-Year periods ending 12/31/2023 among 385, 363, and 241 Mid-Cap Blend funds, respectively.

Past performance is no guarantee of future results. The Morningstar Analyst Rating should not be used as the sole basis in evaluating a mutual fund. Morningstar Ratings involve unknown risks and uncertainties which may cause Morningstar’s expectations not to occur or to differ significantly from what we expected. Rating, risk, and return values are relative to each fund’s Morningstar Category. Visit Morningstar.com to see their methodology.

FAM DIVIDEND FOCUS FUND (Unaudited)

Over the last five years, the average annual growth rate of dividends paid by our holdings is 10.5%. Over the last 12 months, the average growth in dividends was 9.5%, which is well ahead of inflation. The largest dividend increases were by Microchip Technology (MCHP), which increased their dividend 33.8%, Cintas Corporation (CTAS) with an increase of 17.4%, and Fastenal Company (FAST), which rose 12.9%.4 Every holding, except one, paid a higher dividend in 2023 than 2022. Entegris (ENTG) held its dividend constant as it focused on paying down debt from its recent acquisition of CMC Materials.

Hands-On Portfolio Management

A cornerstone of our investment philosophy is the deep, hands-on approach we take with every holding. We make it a priority to visit each company, engaging directly with their management teams. This practice has been instrumental in building strong conviction in our holdings, especially during turbulent times in the market. Due to our regular meetings with management over long holding periods, we have accumulated a wealth of knowledge about these businesses and their respective industries. This in-depth understanding underpins our ability to make informed and strategic decisions, contributing significantly to the portfolio’s long-term performance.

Portfolio Activity

Purchases

We added Agilent Technologies (A) in the fourth quarter. Agilent sells instruments, consumables, and services supporting research and production across a variety of end markets ranging from pharmaceuticals and diagnostics to applied materials and chemicals. Their specialized instruments allow customers to produce very accurate and reliable scientific results. The company was spun off from Hewlett-Packard in 1999. Since then, it has compounded at an impressive rate in our opinion. More recently, Agilent experienced an earnings downturn due mostly to reduced Chinese demand as a result of their weakening economy. We believe this is temporary and it provided us with an excellent opportunity to acquire shares at a favorable price. Longer term, we expect strong growth in revenue and earnings due to its leadership position in most of their technology vertical markets, new product introductions, and M&A opportunities in high-growth areas.

Martin Marietta Materials (MLM) was added to the portfolio late in the year. This supplier of aggregates (crushed stone), cement, ready mixed concrete, and asphalt holds a top position in the industry with 500 locations serving 28 states as well as Canada and the Bahamas. We like this industry because each rock quarry tends to be a local monopoly since rock is costly to transport given its weight and believe higher price and volume should drive future stock returns. Martin Marietta is also divesting non-core assets which should provide them with capital for acquisitions in high-margin areas. We expect that the U.S. infrastructure bill should be additive to historical results. Our team has owned MLM in the past, so we are very familiar with the industry and the management team.

We initiated a stake in Verisk Analytics (VRSK). Verisk provides data solutions for property and casualty insurers that power their underwriting and claims processes and decision making. Verisk’s products often have no substitute and its long-term contracts, which are tied to premium growth, support meaningful revenue growth even during the rockiest of economic periods. We have followed Verisk for some time, but our interest was heightened after they made significant changes. Management divested its non-insurance assets, implemented a more shareholder-friendly capital allocation policy, and enacted several governance reforms.

[4]	FactSet as of 12/31/2023

FAM DIVIDEND FOCUS FUND (Unaudited)

Sales

Genpact (G) was sold because it has been affected by concerns around the negative impact generative AI will have on its outsourcing business model. The firm also experienced a cyclical downturn in advisory work which will likely depress earnings for some time. Genpact is also dealing with material management turnover, which may be a long-term positive, but it also increases near-term uncertainty. Taken together, these concerns significantly compressed its valuation. We moved the capital into other names that we believe have much higher return potential.

We exited The Hanover Insurance Group (THG). THG reported several quarters of above-average catastrophe losses. We ultimately exited the position during the year after determining it could not earn an adequate ROTE (return on tangible equity) with elevated catastrophe losses. This may eventually normalize, but we do not know when and think we have better opportunities over the next five years.

We sold First Hawaiian Bank (FHB), a decision we started to implement in 2022 and finished in January, well before the banking crisis began. Our team earmarked FHB for sale because: 1) it was not growing its dividend, 2) of the potential impact to its book value by declining values in its securities portfolio with rising short-term rates, and 3) of concerns about how robust loan growth would be in a recession.

Outlook

While there are many unknowns going into 2024, including if the Federal Reserve will cut interest rates and who will win the presidential election, our holdings should continue to execute on their plans to grow market share, drive earnings growth, and increase dividends. In the long run, this is what makes stock prices go higher. We like all the names in the portfolio and are excited about their prospects. Our team firmly believes that the Dividend Focus Fund is positioned to prosper in the years to come.

Closing Thoughts

As Fenimore celebrates our 50th Anniversary in 2024, our commitment to you remains steadfast. We are dedicated to seeking to maintain the highest standards of integrity, transparency, and performance. Our focus continues to be on delivering sustainable long-term value, navigating market challenges, and capitalizing on opportunities that align with our strategic objectives.

We thank you for your continued trust and support and look forward to a prosperous and exciting year ahead.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2022 to 12/31/2023

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Trane Technologies	6.80%	3.02%
Entegris	4.12%	2.82%
Broadridge Financial Solutions	4.56%	2.24%
CDW Corp.	7.42%	1.91%
Arthur J. Gallagher & Co.	7.91%	1.82%

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM DIVIDEND FOCUS FUND (Unaudited)

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Genpact	2.85%	-0.92%
The Hanover Insurance Group	1.88%	-0.77%
Air Products and Chemicals	5.06%	-0.58%
IDEX Corp.	3.45%	-0.26%
Jack Henry & Associates	3.14%	-0.25%

Past performance does not indicate future results.

Paul Hogan, CFA	William Preston, CFA
Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

**	All investing involves risk including the possible loss of principal. Before investing, carefully read the fund’s prospectus which includes investment objectives, risks, charges, expenses and other information about the fund. Please call us at 800-932-3271 or visit fenimoreasset. com for a prospectus or summary prospectus. Past performance and Morningstar ratings are not an indicator of a fund’s future returns.

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM DIVIDEND FOCUS FUND (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2023

% of
FAM Dividend Focus Fund	Net Assets
CDW Corporation	7.3%
Trane Technologies plc	7.2%
Arthur J. Gallagher & Company	7.0%
Microchip Technology, Inc.	5.5%
Ross Stores, Inc.	4.9%
Broadridge Financial Solutions, Inc.	4.9%
Stryker Corporation	4.8%
Entegris, Inc.	4.5%
Republic Services, Inc.	3.7%
Paychex, Inc.	3.7%
Total Net Assets	$674,341,659

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS

AS OF 12/31/2023

						Total Fund
					Since	Operating
	1 Year	3 Year	5 Year	10 Year	Inception	Expenses
FAM Dividend Focus Fund						1.21% (gross)
	19.70%	9.18%	14.32%	11.10%	9.60%	1.21%* (net)
Russell Midcap Index	17.23%	5.92%	12.68%	9.42%	10.18%	N/A
S&P 500 Index	26.29%	10.00%	15.69%	12.03%	9.49%	N/A

The performance data quoted represents past performance.

PERFORMANCE DISCLOSURES:

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month- end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

IMPORTANT RISK INFORMATION:

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the

FAM DIVIDEND FOCUS FUND (Unaudited)

stock market in general). This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*FAM Dividend Focus Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.23%. The total operating expense as reported in the FAM Dividend Focus Fund’s audited financial statements as of December 31, 2023 is 1.21%. The Advisor has contractually agreed, until May 1, 2024, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to cap Net Fund Operating Expenses for Investor Shares at 1.26%.

†The Russell Midcap is an unmanaged index that measures the performance of a mid-cap segment of the U.S. equity universe. This benchmark is used for comparative purposes only and very generally reflects the risk or investment style of the investments reported.

FAM DIVIDEND FOCUS FUND (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the FAM Dividend Focus Fund since inception on April 1, 1996, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard and Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard and Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM DIVIDEND FOCUS FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Dividend Focus Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM DIVIDEND FOCUS FUND — Portfolio Data

December 31, 2023 (Unaudited)

COMPOSITION OF NET ASSETS

IT Services	11.3%
Semiconductors & Semiconductor Equipment	10.0%
Building Products	9.3%
Electronic Equipment, Instruments & Components	8.4%
Health Care Equipment & Supplies	7.2%
Insurance	7.0%
Specialty Retail	4.9%
Trading Companies & Distributors	4.7%
Commercial Support Services	3.7%
Commercial Services & Supplies	3.6%
Machinery	3.6%
Construction Materials	3.5%
Chemicals	3.2%
Distributors	3.2%
Containers & Packaging	3.0%
Aerospace & Defense	2.9%
Money Market Funds	2.8%
Life Sciences Tools & Services	2.1%
Industrial Conglomerates	2.0%
Professional Services	2.0%
Food Products	1.1%
Capital Markets	0.5%
Other	0.0%(a)

(a)	Percentage rounds to less than 0.01%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM DIVIDEND FOCUS FUND — Schedule of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 97.2%
Aerospace & Defense — 2.9%
HEICO Corporation - Class A	139,305	$19,842,604
Building Products — 9.3%
Martin Marietta Materials, Inc.	27,380	13,660,156
Trane Technologies plc	200,300	48,853,170
		62,513,326
Capital Markets — 0.5%
T. Rowe Price Group, Inc.	32,400	3,489,156
Chemicals — 3.2%
Air Products & Chemicals, Inc.	78,702	21,548,608
Commercial Services & Supplies — 3.6%
Cintas Corporation	39,783	23,975,623
Commercial Support Services — 3.7%
Republic Services, Inc.	152,890	25,213,090
Construction Materials — 3.5%
Vulcan Materials Company	102,830	23,343,438
Containers & Packaging — 3.0%
Avery Dennison Corporation	100,367	20,290,193
Distributors — 3.2%
Pool Corporation	53,900	21,490,469
Electronic Equipment, Instruments & Components — 8.4%
Amphenol Corporation - Class A	75,251	7,459,632
CDW Corporation	217,000	49,328,440
		56,788,072
Food Products — 1.1%
McCormick & Company, Inc.	103,200	7,060,944
Health Care Equipment & Supplies — 7.2%
STERIS plc	75,800	16,664,630
Stryker Corporation	107,000	32,042,220
		48,706,850
Industrial Conglomerates — 2.0%
Roper Technologies, Inc.	25,200	13,738,284
Insurance — 7.0%
Arthur J. Gallagher & Company	208,500	46,887,480
IT Services — 11.3%
Broadridge Financial Solutions, Inc.	159,400	32,796,550
Jack Henry & Associates, Inc.	112,300	18,350,943
Paychex, Inc.	209,000	24,893,990
		76,041,483
Life Sciences Tools & Services — 2.1%
Agilent Technologies, Inc.	99,730	13,865,462

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND — Schedule of Investments Continued
December 31, 2023

	Shares	Value
COMMON STOCKS — 97.2% (Continued)
Machinery — 3.6%
IDEX Corporation	110,800	$24,055,788
Professional Services — 2.0%
Verisk Analytics, Inc.	56,320	13,452,595
Semiconductors & Semiconductor Equipment — 10.0%
Entegris, Inc.	253,000	30,314,460
Microchip Technology, Inc.	414,920	37,417,485
		67,731,945
Specialty Retail — 4.9%
Ross Stores, Inc.	240,026	33,217,198
Trading Companies & Distributors — 4.7%
Fastenal Company	349,000	22,604,730
Watsco, Inc.	21,720	9,306,368
		31,911,098
Total Common Stocks (Cost $313,297,363)		$655,163,706

MONEY MARKET FUNDS — 2.8%
Invesco Treasury Portfolio — Institutional Class, 5.27% (a) (Cost $19,158,705)	19,158,705	$19,158,705

Total Investments at Value — 100.0% (Cost $332,456,068)		$674,322,411

Other Assets in Excess of Liabilities — 0.0% (b)		19,248

Net Assets — 100.0%		$674,341,659

(a)	The rate shown is the 7-day effective yield as of December 31, 2023.

(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM SMALL CAP FUND (Unaudited)

December 31, 2023

Dear Fellow Small Cap Fund Shareholder,

For 2023, the FAM Small Cap Fund (FAMFX) rose 20.11%. In comparison, the Russell 2000 Index† (the benchmark we use for performance comparisons) rose 16.93%; however, we find longer-term returns more meaningful. Over the prior 10 years, the fund returned 8.45% versus the Russell 2000’s 7.16%. Since its inception on March 1, 2012, the Small Cap Fund has returned 11.13% versus the Russell 2000’s 9.49%.1 We are quite pleased with this performance.

This performance is an output of our philosophy and process. Our team focuses exclusively on what we consider to be quality companies with strong leadership and a solid financial position. These businesses usually have some competitive advantage which allows them to be more profitable and/or grow faster than their peers. Furthermore, we want to invest in these potential jewels at reasonable, if not attractive, valuations. This typically means that the business is “under a cloud” (i.e., temporarily stumbling) or “under a rock” (i.e., unknown by many investors) at the time of purchase. If we get all this right, then our holdings should be larger and more profitable in the future and lead to healthy long-term returns. As always, owning quality enterprises for the long term, with the occasional adjustment, continues to be our game plan in 2024.

To provide some real-world examples of our philosophy in practice, here is a quick summary of our top three holdings (as a percentage of the portfolio).

CBIZ (CBZ) is a large American provider of financial, insurance, and advisory services with 120+ offices. They are essentially a large accounting firm with a significant employee benefits and insurance unit. Their key differentiators include a well-known brand, a larger collection of services than their small peers, and a strong culture. CBIZ has a diverse client base, but is particularly strong with middle-market companies and their owners that need more depth of services than small firms provide. About 75% of their revenues are recurring, like annual tax returns or regular payroll processing.

Growth comes from both organic means and acquisitions. Most years, the core business grows modestly by adding a few more customers, cross-selling additional services to existing customers, and moderate price increases that generally follow the rate of inflation. They produce considerable free cash flow which allows management to regularly purchase smaller companies, often adding additional service lines to existing offices and sometimes entering new cities. We purchased our first shares in 2017 at what we estimated to be a reasonable valuation and the company has grown earnings at a healthy clip.

Colliers International (CIGI) is a global provider of real estate services operating in 66 countries. They do not own real estate directly, but rather provide services to commercial real estate owners and lenders. Services include property management, engineering and construction management, and leasing. They also own an investment management arm focused on both real estate and infrastructure asset classes that produces about one-third of their adjusted EBITDA. 2 While there is variability such as the current decline in demand for brokering the sales of office buildings, the volatile business lines tend to normalize over time and approximately 70% of their adjusted EBITDA is considered recurring.

Growth comes from multiple engines. First, a decentralized entrepreneurial culture has generated healthy organic growth over time. Additionally, management has proven to be adept at acquisitions, spending more than $3.5 billion, and producing 15%+ returns on invested capital. We purchased our first shares in 2018 and have added to the position on stock price declines as recently as November of 2023.

ExlService Holdings (EXLS) is an analytics and digital operations provider. Customers include 9 of the top 10 U.S. insurers, 6 of the top 10 U.S. healthcare payers, and 8 of the top 10 U.S. banks. The analytics segment helps customers aggregate, manage, and analyze their data (which includes utilizing artificial intelligence). End uses are quite diverse but include point-of-sale lending, bank statement mining, and early

[1]	FactSet as of 12/31/2023

[2]	Earnings before interest, taxes, depreciation, and amortization.

FAM SMALL CAP FUND (Unaudited)

identification of high-risk patients. The digital operations segment often takes on an entire client operation under a multi-year contract, such as running the claims management department for an insurer. They then digitally transform the operation to reduce costs and improve customer satisfaction. Approximately 80% of revenues are recurring.

Growth comes from the natural demand from customers to reduce costs, increase delivery speed, and improve customer satisfaction. EXLS regularly sees the opportunity to do more for existing customers and pick up additional customers. The company generates significant amounts of free cash flow which is allocated to both occasional acquisitions and repurchasing their own shares below management’s estimate of their worth. We initiated our position in 2016 after the firm reported a soft quarter.

Portfolio Activity

While we began the year with what we considered to be a fine collection of investments in impressive companies, we can never rest on our laurels. Conditions change and even the best businesses can fade over time. Additionally, we occasionally make a mistake. Therefore, much of what we did in 2023 was retesting our earlier conclusions by interacting with our holdings as well as other less-biased sources such as former employees and customers. While many call us “buy-and-hold” investors, we think of ourselves more as “buy-and-constantly-recheck” investors. Overall, we were pleased with the portfolio and only made modest adjustments in 2023.

Sales

During 2023, we completely exited four positions and made two small trims.

We sold our position in Paya Holdings (PAYA) in January after they announced their sale to a larger competitor. We purchased our shares in the second half of 2021 as the stock price was declining. At the time, we thought it was a nice opportunity to invest in what we considered to be a quality business that could grow at a fast pace for many years. But as sometimes happens, we did not get the opportunity to hold our shares for the long term.

In June, news broke that a competitor was interested in purchasing Carriage Services (CSV), an owner of funeral homes and cemeteries. The stock price surged on the news, at which time we sold half of our position. While we hoped to sell the rest at an even higher price, by November, it was clear that a transaction was unlikely. With no sale on the horizon, plus the recent or upcoming departure of key executives we admired, we opted to sell our remaining shares.

In August, we exited our position in Penske Automotive Group (PAG) at a substantial gain. Our first purchase came just after Brexit, in June of 2016, when shares in Penske, which owns quite a few UK auto dealerships, sold off. Even with some headwinds during COVID, earnings marched higher. By the summer of 2023, it was difficult to call Penske a “small cap” any longer, so we sold our shares and concluded this positive chapter.

We awoke to the news in early September that Smucker’s (not held in the fund) was purchasing Hostess Brands (TWNK) at a premium price. We sold our shares a few days later. While pleased to enjoy the profits, we were sad to see Hostess go. It is a well- run company in our view with strong brands and a leadership team that made intelligent acquisitions.

Finally, we sold a small piece of our holdings in SPS Commerce (SPSC) and CBIZ (CBIZ). We remain happy shareholders of both companies and believe they should grow much larger over time. SPS Commerce, a software firm that connects thousands of suppliers to many major retailers, hit a valuation high enough that a modest reduction in the position size made sense. Similarly, we trimmed our position in CBIZ, described earlier in the letter, due to a combination of a large position size, high valuation, and some evidence that demand for some of their more economically sensitive business lines might slow.

FAM SMALL CAP FUND (Unaudited)

Purchases

During 2023, we purchased three new positions in the fund and added shares to 11 existing holdings.

Our first purchase of the year was Element Solutions (ESI) in July. Element provides plating chemicals utilized in a variety of applications including the assembly of printed circuit boards for electronics and wear protection in many industrial applications. Often, Element’s chemists assist manufacturers in devising specific chemistry for new applications and are, to some extent, “designed in” for the length of the product’s existence. This creates high switching costs and makes it a fine business. Furthermore, management, led by CEO Ben Gliklich, is adept at allocating their ample free cash flow well, often purchasing small product line extensions that add nicely to profits. Earnings were a bit depressed in 2023 on lower demand for a few products, especially cell phones. Such cycles are inevitable, so we were delighted to take advantage of the opportunity and buy a position in Element at what we expect should prove to be a low entry point.

In August, after years of waiting for a reasonable valuation, we added a modest position in Exponent (EXPO). We increased the position in the fall after they reported soft third- quarter earnings. Exponent is essentially a company of scientific and engineering expert consultants, the largest in their field. The majority of their work comes from litigation, such as after a catastrophic failure when they are hired to determine the root causes. The rest is more proactive, like helping a business develop a leading-edge technology with complicated science. A modest slowdown in proactive demand from consumer electronics firms scared investors with more of a short-term focus. Given our longer-term view, we were pleased to become shareholders.

Our last purchase of the year was Dutch Bros (BROS). Dutch Bros operates approximately 800 beverage-focused, drive-through shops with plans to reach 4,000 units within 10 to 15 years. For a variety of qualitative reasons, including a strong service culture, Dutch Bros’ stores almost always achieve impressive unit-level economics in our view. We believe that they should attain their goal of 4,000 units and produce significantly higher profits over the coming years.

Dutch Bros went public in the fall of 2021 and for many months traded at a high valuation. As the old saying goes, “If a stock is priced for perfection, then results better be perfect.” They were not. Dutch Bros struggled with some issues around softer demand, wage inflation, and construction cost inflation that we believe should pass. None of these issues were shocking given the macro environment. Furthermore, we don’t think they impact their long- term potential. We took advantage of the pullback to what we believed was a more reasonable valuation and bought our shares.

Outlook

Lately, of course, the major economic story has been the tensions between rising interest rates, inflation, employment levels, and more. This created some volatility in stock prices in 2023 which we believe helped us make some attractive purchases. At this point, investors are considerably calmer as it seems that inflation is abating while the economy is growing more slowly without stumbling into a recession.

As we consider what might happen in 2024, we will not make the mistake of espousing grand, macroeconomic predictions like so many others — this is a futile game. Instead, our focus remains on identifying what we deem to be the best companies, adding shares if they are available at reasonable prices, and holding them for many years as they grow earnings. Our plan is to keep retesting the reasoning behind why we own stock in each of the fund’s businesses and make sure that their leaders are maintaining, if not strengthening, their competitive advantages. Simultaneously, we will keep looking for even better opportunities.

While we will not make a prediction, we will point out that years lacking political surprises, economic anxieties, and volatile stock prices are historically very rare. Therefore, we expect that 2024 could be an interesting year.

Thank you for your trust and investing with us in the FAM Small Cap Fund.

FAM SMALL CAP FUND (Unaudited)

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2022 to 12/31/2023

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Dream Finders Homes	2.90%	4.27%
CBIZ	7.55%	2.50%
Hostess Brands	3.22%	2.17%
Colliers International Group	5.06%	1.80%
SPS Commerce	3.77%	1.72%

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Boston Omaha Corp.	3.12%	-1.87%
Trisura Group	3.94%	-1.23%
ExlService Holdings	6.61%	-0.88%
Brookfield Infrastructure Corp.	3.79%	-0.41%
Hagerty	2.19%	-0.08%

Past performance does not indicate future results.

Andrew F. Boord	Kevin D. Gioia, CFA
Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM SMALL CAP FUND (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2023

% of
FAM Small Cap Fund	Net Assets
CBIZ, Inc.	7.2%
Colliers International Group, Inc.	5.8%
ExlService Holdings, Inc.	5.4%
Pinnacle Financial Partners, Inc.	4.4%
Dream Finders Homes, Inc. - Class A	4.2%
Chemed Corporation	3.6%
SiteOne Landscape Supply, Inc.	3.6%
Brookfield Infrastructure Corporation - Class A	3.6%
Landstar System, Inc.	3.5%
Trisura Group Ltd.	3.5%
Total Net Assets	$362,861,659

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS

AS OF 12/31/2023

						Total Fund
					Since	Operating
	1 Year	3 Year	5 Year	10 Year	Inception	Expenses
FAM Small Cap Fund						1.24% (gross)
Investor Class	20.11%	10.34%	13.42%	8.45%	11.13%	1.24%* (net)
Russell 2000 Index	16.93%	2.22%	9.97%	7.16%	9.49%	N/A
S&P 500 Index	26.29%	10.00%	15.69%	12.03%	13.25%	N/A

The performance data quoted represents past performance.

PERFORMANCE DISCLOSURES

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month- end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

IMPORTANT RISK INFORMATION

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

FAM SMALL CAP FUND (Unaudited)

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profit-able or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*	FAM Small Cap Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.26% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.16% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders and fee waivers, the total annual operating expense as reported in the FAM Small Cap Fund’s audited financial statements for the Investor Class is 1.24% and the Institutional Class is 1.14% as of December 31, 2023. The Advisor has contractually agreed, until May 1, 2024, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to cap Net Fund Operating Expenses for Investor Shares at 1.42% and Institutional Shares at 1.20%.

Institutional Class shares became available for sale on January 1, 2016. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the Fund’s Investor Class’ actual expenses), without adjustment. The performance results shown on this and the next page for the periods prior to January 1, 2016, the date of commencement of operations for Institutional Shares, are for the Investor Shares, which are subject to higher fees due to differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns of the Institutional Shares.

†	The Russell 2000 is an unmanaged index that measures the performance of a small-cap segment of the U.S. equity universe. This benchmark is used for comparative purposes only and very generally reflects the risk or investment style of the investments reported.

FAM SMALL CAP FUND (Unaudited)

The chart below depicts the change in the value of a $10,000 investment in the Investor Shares of the FAM Small Cap Fund, since inception on March 1, 2012 as compared with the growth of the Russell 2000 Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM SMALL CAP
FUND - INVESTOR SHARES, THE RUSSELL 2000 INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Small Cap Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM SMALL CAP FUND — Portfolio Data
December 31, 2023 (Unaudited)

COMPOSITION OF NET ASSETS

Professional Services	15.6%
Banks	10.4%
Real Estate Management & Development	9.1%
Hotels, Restaurants & Leisure	6.6%
Money Market Funds	6.1%
Software	5.8%
Insurance	5.1%
Real Estate Owners & Developers	4.2%
Gas Utilities	3.6%
Health Care Facilities & Services	3.6%
Trading, Companies& Distributors	3.6%
Road & Rail	3.5%
Food Products	3.4%
Chemicals	3.1%
Multi-Line Retail	3.1%
IT Services	2.8%
Machinery	2.8%
Media	2.7%
Specialty Retail	2.5%
Diversified Consumer Services	2.4%
Other	0.0%(a)

(a)	Percentage rounds to less than 0.01%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM SMALL CAP FUND — Schedule of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 93.9%
Banks — 10.4%
Home BancShares, Inc.	412,135	$10,439,379
Pinnacle Financial Partners, Inc.	184,100	16,057,202
SouthState Corporation	134,606	11,367,477
		37,864,058
Chemicals — 3.1%
Element Solutions, Inc.	485,730	11,239,792
Diversified Consumer Services — 2.4%
Frontdoor, Inc. (a)	249,205	8,777,000
Food Products — 3.4%
Nomad Foods Ltd. (a)	720,380	12,210,441
Gas Utilities — 3.6%
Brookfield Infrastructure Corporation - Class A	368,620	13,004,914
Health Care Facilities & Services — 3.6%
Chemed Corporation	22,655	13,247,511
Hotels, Restaurants & Leisure — 6.6%
Choice Hotels International, Inc.	108,500	12,293,050
Dutch Bros Inc. - Class A (a)	363,147	11,500,865
		23,793,915
Insurance — 5.1%
Hagerty, Inc. - Class A (a)	729,259	5,688,220
Trisura Group Ltd. (a)	492,980	12,711,452
		18,399,672
IT Services — 2.8%
Cass Information Systems, Inc.	222,645	10,030,157
Machinery — 2.8%
Franklin Electric Company, Inc.	104,500	10,099,925
Media — 2.7%
Boston Omaha Corporation - Class A (a)	624,039	9,816,134
Multi-Line Retail — 3.1%
Ollie’s Bargain Outlet Holdings, Inc. (a)	150,550	11,425,240
Professional Services — 15.6%
CBIZ, Inc. (a)	415,227	25,989,058
ExlService Holdings, Inc. (a)	634,470	19,573,399
Exponent, Inc.	124,437	10,955,433
		56,517,890
Real Estate Management & Development — 9.1%
Colliers International Group, Inc.	167,455	21,186,407
FirstService Corporation	72,534	11,757,036
		32,943,443
Real Estate Owners & Developers — 4.2%
Dream Finders Homes, Inc. - Class A (a)	430,000	15,277,900

See Notes to Financial Statements

FAM SMALL CAP FUND — Schedule of Investments Continued
December 31, 2023

	Shares	Value
COMMON STOCKS — 93.9% (Continued)
Road & Rail — 3.5%
Landstar System, Inc.	65,700	$12,722,805
Software — 5.8%
Descartes Systems Group, Inc. (The) (a)	101,200	8,506,872
SPS Commerce, Inc. (a)	65,008	12,601,151
		21,108,023
Specialty Retail — 2.5%
Floor & Decor Holdings, Inc. - Class A (a)	80,558	8,987,050
Trading Companies & Distributors — 3.6%
SiteOne Landscape Supply, Inc. (a)	81,427	13,231,888
Total Common Stocks (Cost $220,363,819)		$340,697,758

MONEY MARKET FUNDS — 6.1%
Invesco Treasury Portfolio — Institutional Class, 5.27% (b) (Cost $22,191,195)	22,191,195	$22,191,195

Total Investments at Value — 100.0% (Cost $242,555,014)		$362,888,953

Liabilities in Excess of Other Assets — (0.0%) (c)		(27,294)

Net Assets — 100.0%		$362,861,659

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

(c)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM FUNDS — Statements of Assets and Liabilities	December 31, 2023

		FAM
	FAM	Dividend	FAM
	Value	Focus	Small Cap
	Fund	Fund	Fund
Assets
Investments in securities:
Investments in securities, at cost	$575,382,913	$332,456,068	$242,555,014
Investments in securities, at value	$1,602,566,329	$674,322,411	$362,888,953
Cash	188,894	148,058	117,682
Receivable for Fund shares sold	128,358	147,226	90,368
Dividends receivable	921,489	636,353	183,488
Other assets	27,702	15,932	23,782
Total Assets	1,603,832,772	675,269,980	363,304,273
Liabilities
Payable for Fund shares redeemed	340,097	214,150	51,277
Accrued investment advisory fees	1,213,355	502,378	269,818
Accrued shareholder account servicing and administrative servicing fees	227,930	106,159	46,278
Accrued business management and fund accounting fees	132,726	55,367	29,637
Accrued expenses	97,396	50,267	45,604
Total Liabilities	2,011,504	928,321	442,614
Net Assets	$1,601,821,268	$674,341,659	$362,861,659
Net Assets Consist of:
Paid-in capital	$574,637,852	$332,475,316	$242,526,978
Distributable earnings	1,027,183,416	341,866,343	120,334,681
Net Assets	$1,601,821,268	$674,341,659	$362,861,659
Net asset value and offering price per share
Net assets - Investor Shares	$1,561,631,214	$674,341,659	$220,594,476
Net assets - Institutional Shares	$40,190,054	N/A	$142,267,183
Shares outstanding - Investor Shares	17,118,996	12,653,115	8,967,759
Shares outstanding - Institutional Shares	437,509	N/A	5,722,052
Net Asset Value, offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$91.22	$53.29	$24.60
Institutional Shares	$91.86	N/A	$24.86

See Notes to Financial Statements

FAM FUNDS — Statements of Operations	Year Ended December 31, 2023

		FAM
	FAM	Dividend	FAM
	Value	Focus	Small Cap
	Fund	Fund	Fund
Investment Income
Dividends	$20,008,258	$9,673,889	$3,489,959
Foreign witholding taxes on dividends	(143,258)	—	(82,508)
Total Investment Income	19,865,000	9,673,889	3,407,451
Expenses
Investment advisory fees (Note 2)	13,404,551	5,346,365	2,874,971
Shareholder account servicing fees (Note 2)
Investor shares	1,253,408	333,580	132,490
Institutional shares	556	—	8,495
Fund accounting fees (Note 2)
Investor shares	1,016,498	416,195	138,573
Institutional shares	25,349	—	84,805
Shareholder administrative servicing fees (Note 2)
Investor shares	656,199	578,190	177,984
Institutional shares	17,356	—	54,084
Business management fees (Note 2)	446,506	178,370	95,734
Legal fees	188,388	76,001	40,163
Custodian and bank servicing fees	126,522	53,786	32,176
Trustee’s fees and expenses	67,660	67,660	67,660
Registration and filing fees	47,457	39,010	46,288
Shareholder reporting expenses	37,316	25,774	17,017
Audit and tax service fees	38,848	19,678	19,769
Compliance services fees (Note 2)	20,000	20,000	20,000
Other	120,549	55,598	38,030
Total Expenses	17,467,163	7,210,207	3,848,239
Fee reductions by Advisor (Note 2)	(55,278)	—	—
Previous investment advisory fee reductions recouped by the Adviser (Note 2)	86,165	—	—
Net Expenses	17,498,050	7,210,207	3,848,239
Net Investment Income (Loss)	2,366,950	2,463,682	(440,788)
Realized and Unrealized Gains on Investments
Net realized gains on investments	74,582,151	1,984,415	22,152,905
Net change in unrealized appreciation (depreciation) on investments	149,505,731	104,813,210	38,580,724
Net Realized and Unrealized Gains	224,087,882	106,797,625	60,733,629
Net Increase in Net Assets From Operations	$226,454,832	$109,261,307	$60,292,841

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
Change in Net Assets
From Operations
Net investment income	$2,366,950	$2,540,068
Net realized gains on investments	74,582,151	48,715,684
Net change in unrealized appreciation (depreciation) on investments	149,505,731	(295,666,679)
Net increase (decrease) in net assets resulting from operations	226,454,832	(244,410,927)

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(74,952,494)	(49,929,802)
Distributable earnings - Institutional Shares	(2,001,889)	(1,360,511)
Total distributions	(76,954,383)	(51,290,313)

Capital share transactions (Note 3)	9,986,400	3,976,597
Total increase (decrease) in net assets	159,486,849	(291,724,643)

Net Assets
Beginning of year	1,442,334,419	1,734,059,062
End of year	$1,601,821,268	$1,442,334,419

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Dividend Focus Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
Change in Net Assets
From Operations
Net investment income	$2,463,682	$973,125
Net realized gains on investments	1,984,415	6,424,037
Net change in unrealized appreciation (depreciation) on investments	104,813,210	(97,334,004)
Net increase (decrease) in net assets resulting from operations	109,261,307	(89,936,842)

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(4,456,295)	(7,537,372)

Capital share transactions (Note 3)	10,410,728	(7,625,011)
Total increase (decrease) in net assets	115,215,740	(105,099,225)

Net Assets
Beginning of year	559,125,919	664,225,144
End of year	$674,341,659	$559,125,919

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Small Cap Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
Change in Net Assets
From Operations
Net investment loss	$(440,788)	$(1,417,521)
Net realized gains on investments	22,152,905	1,023,844
Net change in unrealized appreciation (depreciation) on investments	38,580,724	(40,610,580)
Net increase (decrease) in net assets resulting from operations	60,292,841	(41,004,257)

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(13,424,294)	(666,126)
Distributable earnings - Institutional Shares	(8,727,869)	(357,753)
Total distributions	(22,152,163)	(1,023,879)

Capital share transactions (Note 3)	37,678,968	11,068,998
Total increase (decrease) in net assets	75,819,646	(30,959,138)

Net Assets
Beginning of year	287,042,013	318,001,151
End of year	$362,861,659	$287,042,013

See Notes to Financial Statements

FAM FUNDS — Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares: Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Securities for which no sale was reported, over-the-counter securities, and securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by Fenimore Asset Management, Inc. (the “Advisor”), as the Funds’ Valuation Designee, pursuant to Rule 2a-5 under the 1940 Act. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the valuation designee as assigned by the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

FAM FUNDS — Notes to Financial Statements

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of December 31, 2023:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,543,527,764	$—	$—	$1,543,527,764
Money Market Funds	59,038,565	—	—	59,038,565
Total	$1,602,566,329	$—	$—	$1,602,566,329

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$655,163,706	$—	$—	$655,163,706
Money Market Funds	19,158,705	—	—	19,158,705
Total	$674,322,411	$—	$—	$674,322,411

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$340,697,758	$—	$—	$340,697,758
Money Market Funds	22,191,195	—	—	22,191,195
Total	$362,888,953	$—	$—	$362,888,953

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended December 31, 2023.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b) Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c) Investment Income

Interest income, if any, is accrued as earned, and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends, if any, are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the character of the distributions.

FAM FUNDS — Notes to Financial Statements

d) Share Valuation

The NAV per share of each Class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding.

e) Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund, if applicable. Dividends from net investment income, if any, are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each share class.

Net realized capital gains, if any, are distributed at least annually for each of the Funds. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented, and disclosed in the financial statements. For the year ended December 31, 2023, management has evaluated the tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. All open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g) Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h) Allocation between Classes

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

i) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates Investment Advisory Agreement

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to the Advisor equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03%

FAM FUNDS — Notes to Financial Statements

of its average daily net assets. During the year ended December 31, 2023, the Adviser earned $13,404,551, $5,346,365, and $2,874,971 of fees under the Investment Advisory Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively and earned $446,506, $178,370, and $95,734 of fees under the Business Management Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2024, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund.

During the year ended December 31, 2023, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $55,278. The FAM Dividend Focus Fund and the FAM Small Cap Fund did not have any advisory fee reductions during the year ended December 31, 2023.

The Advisor may be reimbursed by the Funds for any fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the Funds to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. The FAM Dividend Focused Fund and FAM Small Cap Fund do not have fees that the Advisor may recoup. As of December 31, 2023, the amounts of previously reduced fees that the Advisor may recoup from the FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	2024	2025	2026	Total
FAM Value Fund	$59,466	$64,452	$55,278	$179,196

During the year ended December 31, 2023, FAM Value Fund recouped $86,165 of prior years’ investment advisory fee reductions.

Shareholder Administration Services

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund; and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

For the year ended December 31, 2023, shareholder administrative servicing fees incurred pursuant to the Plans were as follows:

FAM Value Fund	$673,555
FAM Dividend Focus Fund	$578,190
FAM Small Cap Fund	$232,068

FAM FUNDS — Notes to Financial Statements

Shareholder Account Services

Pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor, for the purpose of providing or procuring shareholder account services, with respect to the Investor Shares of the Funds, the Advisor receives a fee at the annual rate of 0.11% of the average daily net assets allocable to the Investor Shares of each Fund, and, pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to the Institutional Shares of the Funds, the Advisor receives a fee at the annual rate of 0.03% of the average daily net assets allocable to the Institutional Shares of each Fund. For the year ended December 31, 2023, shareholder account servicing fees incurred by the Funds to the Advisor were as follows:

FAM Value Fund	$1,253,964
FAM Dividend Focus Fund	$333,580
FAM Small Cap Fund	$140,985

Fund Accounting

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% of average daily net assets of each Fund’s Investor Shares and daily net assets of each Fund’s Institutional Shares. For the year ended December 31, 2023, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$1,041,847
FAM Dividend Focus Fund	$416,195
FAM Small Cap Fund	$223,378

Distribution Agreement

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Compliance

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the year ended December 31, 2023, the fee paid by each Fund for such services was $20,000.

Other

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, co-transfer agency services and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable and are not compensated by the Funds for servicing in such capacities.

Note 3. Shares of Beneficial Interest

At December 31, 2023, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

FAM FUNDS — Notes to Financial Statements

Transactions for each Fund are as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	432,620	$37,564,247	495,656	$43,039,765
Shares Issued on reinvestment of distributions	770,592	70,416,766	565,216	46,879,075
Shares redeemed	(1,124,975)	(98,300,691)	(901,579)	(77,851,561)
Investor Share Transactions	78,237	$9,680,322	159,293	$12,067,279
Institutional Shares
Shares Sold	83,235	$7,421,490	58,755	$5,037,269
Shares Issued on reinvestment of distributions	18,500	1,702,362	13,130	1,095,957
Shares redeemed	(101,189)	(8,817,774)	(163,269)	(14,223,908)
Investor Share Transactions	546	$306,078	(91,384)	$(8,090,682)
Net increase from capital transactions	78,783	$9,986,400	67,909	$3,976,597

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	1,744,909	$84,828,046	1,535,850	$70,703,802
Shares Issued on reinvestment of distributions	81,044	4,174,790	158,085	7,138,019
Shares redeemed	(1,644,867)	(78,592,108)	(1,878,946)	(85,466,832)
Net increase (decrease) from capital transactions	181,086	$10,410,728	(185,011)	$(7,625,011)

FAM FUNDS — Notes to Financial Statements

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	1,147,124	$26,949,283	995,082	$22,600,828
Shares Issued on reinvestment of distributions	527,574	13,073,269	29,635	649,249
Shares redeemed	(1,255,539)	(29,863,005)	(1,028,897)	(23,152,451)
Investor Share Transactions	419,159	$10,159,547	(4,180)	$97,626
Institutional Shares
Shares Sold	1,231,874	$29,567,371	1,094,540	$25,609,288
Shares Issued on reinvestment of distributions	301,092	7,542,364	13,392	296,047
Shares redeemed	(394,524)	(9,590,314)	(672,352)	(14,933,963)
Investor Share Transactions	1,138,442	$27,519,421	435,580	$10,971,372
Net increase from capital transactions	1,557,601	$37,678,968	431,400	$11,068,998

Note 4. Investment Transactions

During the year ended December 31, 2023, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$138,617,566	$205,728,550
FAM Dividend Focus Fund	73,195,242	58,086,289
FAM Small Cap Fund	53,468,674	47,063,808

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the years ended December 31, 2023 and 2022 was:

			FAM Dividend
	FAM Value Fund		Focus Fund		FAM Small Cap Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$2,371,177	$2,573,934	$2,470,650	$1,200,728	$—	$—
Long-term capital gains	74,583,206	48,716,379	1,985,645	6,336,644	22,152,163	1,023,879
Total Distributions	$76,954,383	$51,290,313	$4,456,295	$7,537,372	$22,152,163	$1,023,879

FAM FUNDS — Notes to Financial Statements

The following information is computed on a tax basis for each item as of December 31, 2023:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Tax cost of investments	$575,382,913	$332,456,068	$242,555,014
Gross unrealized appreciation	$1,028,932,396	$342,222,371	$128,544,331
Gross unrealized depreciation	(1,748,980)	(356,028)	(8,210,392)
Net unrealized appreciation	1,027,183,416	341,866,343	120,333,939
Undistributed long term capital gains	—	—	742
Distributable earnings	$1,027,183,416	$341,866,343	$120,334,681

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Permanent book and tax differences, primarily attributable to net investment losses and recharacterization of distributions, resulted in the following reclassifications for the year ended December 31, 2023:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Paid-in capital	$(5,282)	$(8,198)	$(440,788)
Distributable earnings	5,282	8,198	440,788

Note 6. Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund have a line of credit up to the lesser of 33 1/3% of their unencumbered net assets, with a maximum of $200,000,000. Collectively, the three funds cannot exceed the $200,000,000.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is still available through November 19, 2024, when any advances are to be repaid. During the year ended December 31, 2023, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund
(Investor Shares)

Per share information	Years Ended December 31,
(For a share outstanding throughout each year)	2023	2022	2021		2020	2019
Net asset value, beginning of year	$82.51	$99.58	$83.23		$80.83	$66.24
Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.14	0.02		(0.06)	(0.02)
Net realized and unrealized gains (losses) on investments	13.15	(14.18)	21.30		5.53	20.11
Total from investment operations	13.28	(14.04)	21.32		5.47	20.09
Less distributions from:
Net investment income	(0.14)	(0.15)	(0.02)		—	—
Net realized gains	(4.43)	(2.88)	(4.95)		(3.07)	(5.50)
Return of capital	—	—	(0.00	) (b)	—	—
Total distributions	(4.57)	(3.03)	(4.97)		(3.07)	(5.50)
Change in net asset value for the year	8.71	(17.07)	16.35		2.40	14.59
Net asset value, end of year	$91.22	$82.51	$99.58		$83.23	$80.83
Total return(c)	16.09%	(14.12%)	25.63%		6.82%	30.32%
Ratios/supplementary data
Net assets, end of year (000)	$1,561,631	$1,406,047	$1,681,118		$1,385,432	$1,377,473
Ratios to average net assets of:
Expenses, total	1.17%	1.18%	1.18%		1.19%	1.19%
Expenses, net (includes fees reduced/recouped by Advisor)	1.18%	1.18%	1.18%		1.18%	1.18%
Net investment income (loss)	0.15%	0.17%	0.02%		(0.08%)	(0.03%)
Portfolio turnover rate	10%	9%	6%		14%	7%

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower/higher if the Advisor had not reduced and/or recouped advisory fees (Note 2).

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund
(Institutional Shares)

Per share information	Years Ended December 31,
(For a share outstanding throughout each year)	2023	2022	2021	2020	2019
Net asset value, beginning of year	$83.04	$100.20	$83.71	$81.12	$66.34
Income (loss) from investment operations:
Net investment income(a)	0.30	0.30	0.20	0.09	0.13
Net realized and unrealized gains (losses) on investments	13.25	(14.27)	21.44	5.57	20.15
Total from investment operations	13.55	(13.97)	21.64	5.66	20.28
Less distributions from:
Net investment income	(0.30)	(0.31)	(0.16)	—	—
Net realized gains	(4.43)	(2.88)	(4.95)	(3.07)	(5.50)
Return of capital	—	—	(0.04)	—	—
Total distributions	(4.73)	(3.19)	(5.15)	(3.07)	(5.50)
Change in net asset value for the year	8.82	(17.16)	16.49	2.59	14.78
Net asset value, end of year	$91.86	$83.04	$100.20	$83.71	$81.12
Total return(b)	16.32%	(13.96%)	25.86%	7.03%	30.57%
Ratios/supplementary data
Net assets, end of year (000)	$40,190	$36,287	$52,941	$42,444	$32,922
Ratios to average net assets of:
Expenses, total	1.14%	1.14%	1.11%	1.11%	1.11%
Expenses, net (includes fees reduced by Advisor)	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	0.34%	0.34%	0.21%	0.12%	0.16%
Portfolio turnover rate	10%	9%	6%	14%	7%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Dividend Focus Fund
(Investor Shares)

Per share information		Years Ended December 31,
(For a share outstanding throughout each year)	2023	2022	2021	2020	2019
Net asset value, beginning of year	$44.83	$52.48	$42.35	$38.26	$29.73
Income (loss) from investment operations:
Net investment income(a)	0.20	0.08	0.01	0.11	0.22
Net realized and unrealized gains (losses) on investments	8.62	(7.12)	10.82	4.90	9.45
Total from investment operations	8.82	(7.04)	10.83	5.01	9.67
Less distributions from:
Net investment income	(0.20)	(0.09)	—	(0.11)	(0.21)
Net realized gains	(0.16)	(0.52)	(0.70)	(0.80)	(0.93)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.36)	(0.61)	(0.70)	(0.92)	(1.14)
Change in net asset value for the year	8.46	(7.65)	10.13	4.09	8.53
Net asset value, end of year	$53.29	$44.83	$52.48	$42.35	$38.26
Total return(b)	19.70%	(13.42%)	25.57%	13.20%	32.56%
Ratios/supplementary data
Net assets, end of year (000)	$674,342	$559,126	$664,225	$509,666	$454,617
Ratios to average net assets of:
Expenses, total	1.21%	1.22%	1.22%	1.24%	1.24%
Net investment income	0.41%	0.17%	0.02%	0.31%	0.61%
Portfolio turnover rate	10%	4%	4%	25%	10%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund
(Investor Shares)

Per share information	Years Ended December 31,
(For a share outstanding throughout each year)	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.79	$24.97	$20.83	$18.92	$14.98
Income (loss) from investment operations:
Net investment loss(a)	(0.04)	(0.12)	(0.13)	(0.09)	(0.09)
Net realized and unrealized gains (losses) on investments	4.43	(2.98)	5.90	2.00	4.12
Total from investment operations	4.39	(3.10)	5.77	1.91	4.03
Less distributions from:
Net realized gains	(1.58)	(0.08)	(1.63)	—	(0.09)
Change in net asset value for the year	2.81	(3.18)	4.14	1.91	3.94
Net asset value, end of year	$24.60	$21.79	$24.97	$20.83	$18.92
Total return(b)	20.11%	(12.42%)	27.72%	10.10%	26.89%
Ratios/supplementary data
Net assets, end of year (000)	$220,594	$186,264	$213,588	$165,727	$139,788
Ratios to average net assets of:
Expenses, total	1.24%	1.25%	1.26%	1.28%	1.28%
Net investment loss	(0.17%)	(0.52%)	(0.54%)	(0.55%)	(0.54%)
Portfolio turnover rate	16%	15%	23%	16%	15%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund
(Institutional Shares)

Per share information	Years Ended December 31,
(For a share outstanding throughout each year)	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.99	$25.17	$20.97	$19.02	$15.04
Income (loss) from investment operations:
Net investment loss(a)	(0.02)	(0.09)	(0.11)	(0.08)	(0.08)
Net realized and unrealized gains (losses) on investments	4.47	(3.01)	5.94	2.03	4.15
Total from investment operations	4.45	(3.10)	5.83	1.95	4.07
Less distributions from:
Net realized gains	(1.58)	(0.08)	(1.63)	—	(0.09)
Change in net asset value for the year	2.87	(3.18)	4.20	1.95	3.98
Net asset value, end of year	$24.86	$21.99	$25.17	$20.97	$19.02
Total return(b)	20.20%	(12.32%)	27.82%	10.25%	27.05%
Ratios/supplementary data
Net assets, end of year (000)	$142,267	$100,778	$104,413	$77,023	$61,170
Ratios to average net assets of:
Expenses, total	1.14%	1.15%	1.15%	1.18%	1.19%
Net investment loss	(0.08%)	(0.42%)	(0.43%)	(0.44%)	(0.45%)
Portfolio turnover rate	16%	15%	23%	16%	15%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM FUNDS — Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Fenimore Asset Management Trust
and the Shareholders of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund, each a series of Fenimore Asset Management Trust (the “Funds”) as of December 31, 2023, the related statements of operations and changes in net assets for the year then ended, the related notes (collectively referred to as the “financial statements”), and the financial highlights for year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report, dated February 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 22, 2024

FAM FUNDS — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (July 1, 2023) and held until the end of the period (December 31, 2023). The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM FUNDS — Expense Data (Unaudited) Continued

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	07/01/2023	12/31/2023	Ratio	Period

FAM Value Fund
Investor Shares: Actual Return	$1,000.00	$1,082.50	1.18%	$6.19
Hypothetical 5% Return	$1,000.00	$1,019.26	1.18%	$6.01

FAM Value Fund
Institutional Shares: Actual Return	$1,000.00	$1,083.60	0.99%	$5.20
Hypothetical 5% Return	$1,000.00	$1,020.21	0.99%	$5.04

FAM Dividend Focus Fund
Investor Shares: Actual Return	$1,000.00	$1,079.00	1.21%	$6.34
Hypothetical 5% Return	$1,000.00	$1,019.11	1.21%	$6.16

FAM Small Cap Fund
Investor Shares: Actual Return	$1,000.00	$1,082.80	1.24%	$6.51
Hypothetical 5% Return	$1,000.00	$1,018.95	1.24%	$6.31

FAM Small Cap Fund
Institutional Shares: Actual Return	$1,000.00	$1,082.80	1.14%	$5.98
Hypothetical 5% Return	$1,000.00	$1,019.46	1.14%	$5.80

*	Expenses are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended December 31, 2023. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365).

FAM FUNDS — Information About Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 1-800-932-3271.

Independent Trustees**

Name, Address, and Year of Birth	Position(s) Held With Trust and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Donald J. Boteler^ 384 North Grand St. Cobleskill, NY 12043 1948	Trustee since 2012	Retired Vice President of Operations & Continuing Education, Investment Company Institute	3	Parnassus Funds and Parnassus Income Funds
Yolanda P. Caldwell 384 North Grand St. Cobleskill, NY 12043 1969	Trustee since May 2022	Chief Diversity Officer, the College of Saint Rose (institution of higher learning) (November 2020 to present); Director of the Women’s Leadership Institute at the College of Saint Rose (October 2018 to present)	3	None
Denise V. Gonick 384 North Grand St. Cobleskill, NY 12043 1966	Trustee since 2019	Strategic Adviser (since 2020); President and Chief Executive Officer of MVP Health Care (2012 to 2019)	3	Chemung Financial Corporation
Paul A. Keller, CPA 384 North Grand St. Cobleskill, NY 12043 1954	Trustee since 2010; Chairman since 2019	Business Consultant; Retired Assurance Partner, PricewaterhouseCoopers, LLP Investment Management Services Group	3	Pacific Select Funds and the Pacific Funds
Kevin J. McCoy, CPA 384 North Grand St. Cobleskill, NY 12043 1952	Trustee since 2007	Principal, Mengel Metzger Barr & Co., certified public accounting firm	3	None
Justine Phoenix 384 North Grand St. Cobleskill, NY 12043 1959	Trustee since December 2023	Vice President of Product and Distribution for Nicsa, a financial services industry trade association (October 2017 to present)	3	None
Kenneth R. Stoll 384 North Grand St. Cobleskill, NY 12043 1961	Trustee since 2019	Retired, President and Chief Financial Officer (2015 to 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc.	3	None

FAM FUNDS — Information About Trustees and Officers (Unaudited)

Interested Trustee and Officers

Name, Address, and Year of Birth	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Anne Putnam*** 384 North Grand St. Cobleskill, NY 12043 1977	Trustee since December 2023	Chief Executive Officer, Fenimore Asset Management, Inc. (October 2023 to present); Senior Vice President, Fenimore Asset Management, Inc.(September 2017 to September 2023).	3	None
Thomas 0. Putnam***^ 384 North Grand St Cobleskill, NY 12043 1944	President since 1986; Chairman from 1986- November 2004	Executive Chairman, Fenimore Asset Management, Inc.	3	None
Officers
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 1983	Secretary and Treasurer since May 2016	February 2016 to Present Chief Financial Officer, Fenimore Asset Management, Inc. Prior to February 2016 Senior Manager - Ernst & Young, LLP	N/A	N/A
Brian Lutes 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1975	Assistant Treasurer since November 2017	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC	N/A	N/A
Maggie Bull 2 Easton Oval, Suite 300 Columbus, OH 43219 1965	Assistant Secretary since November 2017	Vice President, Senior Managing Counsel, since August 2022, Vice President, Senior Legal Counsel (February 2020 to August 2022); Senior Attorney (June 2017 to January 2020), Ultimus Fund Solutions, LLC.	N/A	N/A
Gweneth K. Gosselink 225 Pictoria Drive Suite 450 Cincinnati, OH 43246 1955	Chief Compliance Officer since February 2020	Senior Compliance Officer, Ultimus Fund Solutions, LLC (since December 2019); CCO Consultant, GKG Consulting, LLC (since December 2019); Chief Operating Officer & CCO, Miles Capital, Inc. (June 2013 to December 2019).	N/A	N/A

†	Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.

*	“Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.

**	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.

***	Ms. Putnam and Mr. Putnam, by virtue of their employment with Fenimore Asset Management, Inc., the Trust’s investment advisor, are each considered an “interested person” of the Trust.

^	Retired effective December 31, 2023.

FAM FUNDS — Supplemental Information (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

SPECIAL 2023 TAX INFORMATION FOR FAM FUNDS

This information for the fiscal year ended December 31, 2023, is included pursuant to provisions of the Internal Revenue Code.

The Value Fund distributed $74,582,151, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Value Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

The Dividend Focus Fund distributed $1,984,415, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Dividend Focus Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

The Small Cap Fund distributed $22,152,163, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

FAM FUNDS — (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the approval of the continuation of each of the Investment Advisory Agreements between the Funds and the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Advisory Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew each of the Advisory Agreements between the Value Fund, the Dividend Focus Fund and the Small Cap Fund with the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board, including all of the Independent Trustees, engaged in a thorough review process in order to determine whether to approve the continuation of the Advisory Agreements with the Advisor. After receiving the materials that they had requested in order to assist them with their review, the Board had a preliminary meeting by video conference on November 17, 2023, with representatives of the Advisor in order to discuss the proposed approval of the continuation of the Advisory Agreements and to review the materials that had been presented. The Independent Trustees also met separately in connection with the contract renewal process in order to further consider and discuss the proposed approval of the Advisory Agreements.

The Board then met to consider the approval of the continuation of the Advisory Agreements at an in-person meeting of the Board held on December 6, 2023. Among the factors the Board considered was the overall performance of each of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on “value investing” which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as “growth investing”.

The Board also took into consideration the Advisor’s stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it has been beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds, and, when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and each of the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of each of the Funds since their inception. The Board members further considered that the Advisor has retained and developed highly competent portfolio management teams and investment analysts to manage and oversee the investment operations of the Funds.

FAM FUNDS — (Unaudited)

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services, noting that they were of a high caliber.

In connection with these matters, the Board took notice of the fact that the Funds’ investment advisory fees are not subject to breakpoints on increased assets in the Funds. The Board also took note of the fact that there is no uniform set of guidelines within the mutual fund industry with respect to the application of breakpoints on fund assets, and they concluded that they will continue to evaluate the potential for the application of breakpoints in the future to the extent that assets in the Funds increase, at which time a determination can be made as to the potential appropriateness of implementing breakpoints.

The Board also observed that the Advisor has been willing to implement and maintain the effectiveness of the Expense Limitation Agreement for the Funds which is intended to limit the total overall operating expenses of the Funds and provide for economies of scale.

In connection with the Board’s consideration of the approval of the continuation of the Business Management Agreement with the Advisor, the Board determined that the fees payable to the Advisor for the business management services that are currently provided by the Advisor to the Funds were reasonable and that the business management services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties. With respect to its review of matters in connection with the continuation of the Business Management Agreement, the Board took into consideration the fact that the Advisor has retained the services of Ultimus Fund Solutions, LLC (“Ultimus”), an independent third-party service provider to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Business Management Agreement, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the business management services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the subject business management services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Advisor has entered into Fund Accounting Services Agreements with the Funds pursuant to which the Advisor has agreed to either provide or procure certain fund accounting services for the Funds, and the Board reviewed the fees that are payable to the Advisor under the terms of the Fund Accounting Services Agreements and the Board determined that the fees payable to the Advisor for the fund accounting services provided by the Advisor were reasonable and that the fund accounting services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for fund accounting services. With respect to its review of matters in connection with the continuation of the Fund Accounting Services Agreements, the Board took into consideration the fact that the Advisor has retained the services of Ultimus to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Fund Accounting Services Agreements, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the fund accounting services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the subject fund accounting services for the Funds was in the best interest of the Funds and their shareholders.

The Board next considered that the Advisor has entered into Shareholder Account Services Agreements pursuant to which the Advisor has agreed to either provide or procure certain shareholder account services for the Funds and the Board reviewed the fees that are payable to the Advisor under the terms of the Shareholder Account Services Agreements and the Board determined that the fees payable to the Advisor for the shareholder account services to be provided or procured by the Advisor were reasonable and that the shareholder account services continued to be of a level and quality at least equal to the same or similar

FAM FUNDS — (Unaudited)

services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for the shareholder account services. With respect to its review of matters in connection with the continuation of the Shareholder Account Services Agreements with the Advisor, the Board took into consideration the fact that the Advisor had retained its affiliate FAM Shareholder Services, Inc. (“FSS”), to provide certain of the subject shareholder account services, and the Board reviewed the fees that were payable to FSS by the Advisor under the contractual arrangements entered into between FSS and the Advisor, and the Board determined that the fees received by the Advisor and by FSS continued to be reasonable based upon the nature and quality of the services that are provided to the Funds by the Advisor and FSS for shareholder account services and that the shareholder account services provided by FSS continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by FSS for certain of the Fund’s shareholder account services.

The Board then further considered matters with respect to the arrangements that the Advisor has entered into with Ultimus pursuant to the terms of the Shareholder Account Services Agreements to receive certain co-transfer agency and related shareholder account services and the Board took into consideration the fee arrangements that the Advisor has entered into with Ultimus in connection with the co -transfer agency and related shareholder account services pursuant to which the Advisor pays certain fees to Ultimus for these services. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement that the Advisor has entered into with Ultimus for obtaining the specified co-transfer agency and related shareholder account services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., (“FSI”), and the Board reviewed the distribution-related services provided by FSI and they determined that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In connection with their consideration of the services provided to the Funds by FSI, the Board took into consideration that FSI does not receive any revenue or compensation from the Funds for the services that it provides to the Funds, and the Board further considered that the Advisor supports the ongoing operations of FSI from its own financial resources.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board further considered and discussed the manner in which the Advisor had calculated the profitability information that was provided to the Board members and they took into consideration the factors that had been relied upon by the Advisor when preparing the profitability analysis.

The Board also took note of the fact that the Advisor has previously used revenue sharing payments from its own financial resources to pay for all of the distribution-related costs incurred in connection with the marketing and sale of the Funds’ shares because the Funds are not subject to a Rule 12b-1 plan of distribution, and they further took note of the fact that the Advisor has continued its practice of using revenue sharing payments from its own financial resources to make payments to those financial intermediaries that provide certain types of distribution-related services to shareholders of each class of shares of the Funds. The members of the Board considered the profitability of the Advisor both before and after the impact of the marketing and distribution-related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

The Board reviewed the Advisor’s brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that while the Advisor does not have any express arrangements in place with respect to “soft dollar” arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services, the Advisor does receive research services from certain broker-dealers with which it executes securities transactions on behalf of the Funds which is done in a manner that is consistent with the provisions of Section 28(e) of the Securities Exchange Act of

FAM FUNDS — (Unaudited)

1934. With respect to the Advisor’s brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds’ fees were reasonable when compared to the relevant circumstances of the types of accounts involved and the services provided and the different types of additional services that are required in connection with the management of regulated investment companies such as the Funds.

In connection with the Board’s consideration of the ways in which economies of scale are reflected with respect to the Advisory Agreements, the Board took note of the fact that the Advisor had agreed to continue the use of an Expense Limitation Agreement with respect to each Fund which provides for a limit on the total operating expenses of each Fund and each class of shares of each Fund through May 1, 2025. With respect to the Board’s approval of the continuation of the Expense Limitation Agreement between the Funds and the Advisor, the Board took into consideration that pursuant to the terms of the Expense Limitation Agreement, the Advisor may seek recoupment of fees and expenses that it had previously waived or reimbursed under certain circumstances provided that such recoupment does not result in a Fund incurring total operating expenses that are in excess of the amounts provided under the terms of the Expense Limitation Agreement with respect to each class of shares of the Funds.

The Board also took into consideration with respect to their review of the matters relating to economies of scale the manner in which the Advisor has continued to make substantial investments in those areas of its business operations and the business operations of its affiliates that directly support the ongoing operations of the Funds and their shareholders, including technology-related investments and personnel-related investments.

In connection with their consideration of the proposed continuation of the Advisory Agreements, the Trustees determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and that it maintains the appropriate level of financial, compliance and operational resources that are reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also concluded that the Advisor has made a significant entrepreneurial commitment to the management and operation of the Funds, which entails a significant financial and professional commitment.

Additionally, the Trustees considered the overall nature and extent of the risks incurred by the Advisor as a result of managing its own proprietary family of mutual funds, which risks include, but are not necessarily limited to, entrepreneurial risk, reputational risk, financial risk, litigation risk, regulatory risk and business risk.

In reaching their conclusion with respect to the approval of the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of each of the Funds, and the level of expenses of the Funds, in addition to the Advisor’s willingness to enter into a contractual Expense Limitation Agreement in order to limit the overall operating expenses of each of the Funds and each class of shares of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to approve the continuation of the Advisory Agreements for a one-year period, subject to the applicable limitations on the total operating expenses of the Funds, as considered and approved at the meeting.

Rev. 12/2021

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number and account balances

■    Transaction history and investment experience

■    Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM FUNDS (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

■    Call (800) 932-3271

■    Visit us online: www.famfunds.com

■    Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below ■ Apply my choices only to me	Mark any/all you want to limit: ■ Do not allow your affiliates to use my personal information to market to me
Name	Mail to: FAM FUNDS PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM FUNDS (Fenimore Asset Management Trust) protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does FAM FUNDS (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

■    open an account

■    direct us to buy securities

■    direct us to sell your securities

■    make deposits or withdrawals from your account

■    tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■    sharing for affiliates’ everyday business purposes - information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ FAM FUNDS (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    FAM FUNDS (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ FAM FUNDS (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM FUNDS (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

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Investment Advisor
Fenimore Asset Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Trustees
Donald J. Boteler (Retired effective December 31, 2023)
Yolanda P. Caldwell
Denise V. Gonick
Paul A. Keller, CPA, Independent Chairman
Kevin J. McCoy, CPA
Justine Phoenix
Anne Putnam
Thomas O. Putnam (Retired effective December 31, 2023)
Kenneth R. Stoll

Legal Counsel
Dechert LLP
Washington, DC

Shareholder Servicing Agent
Fenimore Asset Management, Inc.
Cobleskill, NY

Co-Transfer Agent
Ultimus Fund Solutions, LLC
Cincinnati, OH

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

384 North Grand Street
PO Box 399
Cobleskill, New York
12043-0399
(800) 932-3271
www.famfunds.com

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800) 932-3271, a copy of such code of ethics. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Paul A. Keller, Kevin J. McCoy and Kenneth R. Stoll are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $65,000 and $64,000 with respect to the registrant’s fiscal years ended December 31, 2023 and December 31, 2022, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,000 and $12,500 with respect to the registrant’s fiscal years ended December 31, 2023 and December 31, 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	All services to be performed for the Registrant by Cohen & Co. must be pre-approved by the audit committee. With respect to the fiscal years ended December 31, 2023 and December 31, 2022, all services were performed by Cohen & Co., and BBD, LLP, respectively, and were pre-approved by the committee.

(e)(2)	100 percent of any fees for services described in each of paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended December 31, 2023 and December 31, 2022, aggregate non-audit fees of $13,000 and $12,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. With respect to the fiscal years ended December 31, 2023 and December 31, 2022, aggregate non-audit fees of $9,000 and $9,000, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated broker-dealer. With respect to the fiscal years ended December 31, 2023 and December 31, 2022, aggregate non-audit fees of $18,500 and $18,500, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated Private Offering-Limited Liability Company.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)        Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(2) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 5, 2024

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	March 5, 2024

* Print the name and title of each signing officer under his or her signature.